WAIVER, CONSENT AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS WAIVER, CONSENT AND ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July [__], 2019, by and among Wells Fargo BANK, National association, a national banking association, as administrative agent ("Agent") for the Lenders (as defined in the Credit Agreement referred to below), the Lenders party hereto, and PROS, INC., a Delaware corporation ("Borrower").
WHEREAS, Borrower, Agent, and Lenders are party to that certain Credit Agreement dated as of July 2, 2012 (as has been, and may hereafter be, amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, Borrower has notified Agent and Lenders that, as of the date hereof and from time to time prior to the date hereof, it has made advances and maintained loans to PROS France SAS, a société par actions simplifiée organized and existing under the laws of France and a direct Subsidiary of Parent ("PROS France"), (a) in excess of the $250,000 aggregate maximum for Permitted Intercompany Advances by a Loan Party to a Subsidiary of Parent that is not a Loan Party set forth on Schedule 1.1 of the Credit Agreement in clause (d)(i) of the definition of "Permitted Intercompany Advances", and (b) in violation of clause (d)(ii) of such definition by making such advances and maintaining such loans (the "PROS France Intercompany Advances") during the existence and continuation of an Event of Default and although an Event of Default would result therefrom;
WHEREAS, in making and maintaining such PROS France Intercompany Advances in violation of the requirements for Permitted Intercompany Advances by a Loan Party to a Subsidiary of Parent that is not a Loan Party, Borrower has failed to observe the covenants set forth in Sections 6.1, 6.9, and 6.10(d) of the Credit Agreement; as a result of such failure, multiple Events of Default have occurred and are continuing under Section 8.2(a)(ii) of the Credit Agreement (collectively, the "Existing Covenant Defaults");
WHEREAS, certain representations and warranties made by the Loan Parties in the Loan Documents prior to the date hereof representing and warranting to the Lender Group that no Default or Event of Default had occurred or was continuing failed to be true and correct in all material respects solely as a result of such Existing Covenant Defaults; as a result of such failure, multiple Events of Default have occurred and are continuing under Section 8.7 of the Credit Agreement (collectively, the "Existing Representation Defaults"; and together with the Existing Covenant Defaults, collectively, the "Existing Defaults");
WHEREAS, Borrower has notified Agent and Lenders that, on or about the date hereof, Parent intends to make a shareholder loan of not more than €6,800,000 to PROS France, (the "Initial Recapitalization Loan") the entirety of which will be subsequently converted into an Investment consisting of €6,800,000 in additional paid-in capital contributed to PROS France in exchange for a corresponding incremental increase in the nominal value per existing share of PROS France currently held by Parent (the "Subsequent Recapitalization Investment") in order to effect a recapitalization of PROS France (such transaction, the "PROS France Recapitalization"), and substantially concurrently therewith, PROS France intends to use a portion of the proceeds of such advance to repay Borrower in full in respect of the PROS France Intercompany Advances outstanding as of the date of such repayment;
WHEREAS, absent the consent of Agent and Lender, the PROS France Recapitalization would be prohibited under Sections 6.1, 6.9, 6.10, and 6.13 of the Credit Agreement; and
WHEREAS, Borrower has requested that Agent and Lenders (a) waive the Existing Defaults, (b) consent to the PROS France Recapitalization, and (c) amend the Credit Agreement in certain respects as set forth herein, and Agent and Lenders have agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement, as amended hereby.
2.Waiver. In reliance upon the representations and warranties of each Loan Party set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, Agent and the Lenders hereby waive the Existing Defaults. Except as expressly set forth herein, the foregoing waiver shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, (b) a waiver of, or consent to, any breach of, or any Event of Default under, the Credit Agreement or any other Loan Document other than the Existing Defaults, or (c) a waiver, release or limitation upon the exercise by Agent or any Lender of any of its rights, legal or equitable, under the Credit Agreement, the other Loan Documents and applicable law, all of which are hereby reserved.
3.Consent. In reliance upon the representations and warranties of each Loan Party set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, Agent and the Lenders hereby consent to the PROS France Recapitalization, so long as (i) the Initial Recapitalization Loan is converted into the Subsequent Recapitalization Investment within thirty (30) days after the date upon which such Initial Recapitalization Loan is advanced (or such later date as may be agreed to by Agent in writing, including via email), (ii) the proceeds of such Subsequent Recapitalization Investment are used by PROS France substantially concurrently therewith to repay Borrower in full in respect of the PROS France Intercompany Advances outstanding as of the date of such repayment, (iii) the Initial Recapitalization Loan is consummated in accordance with the Shareholder's Loan Agreement in the form attached hereto as Exhibit A (the "Recapitalization Shareholder's Loan Agreement"), and (iv) the Subsequent Recapitalization Investment is consummated in accordance with documentation reasonably satisfactory to Agent, with copies of such documentation having been delivered to Agent prior to the consummation thereof. Except as expressly set forth herein, the foregoing consent is a limited consent and shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (b) a waiver, release or limitation upon the exercise by Agent or Lenders of any of their respective rights, legal or equitable thereunder.
4.Amendment to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 8 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 7 below, the definition of "Permitted Intercompany Advances" set forth on Schedule 1.1 to the Credit Agreement is hereby amended, effective as of the Eleventh Amendment Effective Date (as hereinafter defined), by deleting the reference to "$250,000" set forth in clause (d)(i) of such definition and inserting a reference to "$1,000,000" in lieu thereof.
5.Continuing Effect. Except as expressly set forth in Sections 2, 3 and 4 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
6.Reaffirmation and Confirmation
Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.
7.Conditions to Effectiveness. This Amendment shall become effective (such date, the "Eleventh Amendment Effective Date") upon the satisfaction or concurrent satisfaction of each of the following conditions precedent:
(a)Agent shall have received a copy of this Amendment executed and delivered by Agent, Required Lenders and Borrower;
(b)Agent shall have received such documents, agreements and instruments as may be reasonably required by Agent in connection with this Amendment (including, without limitation, a duly executed copy of the Recapitalization Shareholder's Loan Agreement in the form attached hereto as Exhibit A), each in form and substance reasonably satisfactory to Agent;
(c)Agent shall have received a copy of the Consent and Reaffirmation attached hereto (the "Consent and Reaffirmation"), duly authorized, executed and delivered by Parent and each Loan Party other than Borrower; and
(d)no Default or Event of Default shall have occurred and be continuing on the date hereof (other than the Existing Defaults) or as of the date of the effectiveness of this Amendment.
8.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:
(a)after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);
(b)other than the Existing Defaults, no Default or Event of Default has occurred and is continuing; and
(c)this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.
9.Miscellaneous.
(a)Expenses. Borrower agrees to pay on demand all reasonable documented out-of-pocket costs and expenses of Agent (including reasonable documented attorneys' fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.
(b)Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
10.Release.
(a)In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and, by its execution of the Consent and Reaffirmation, Parent and each Loan Party other than Borrower, on behalf of itself and its successors, assigns, and other legal representatives (Borrower, Parent, each Loan Party other than Borrower and all such other Persons being hereinafter referred to collectively as the "Releasors" and individually as a "Releasor"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above
(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

PROS, INC., a Delaware corporation
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and sole Lender
By:
Name:
Title:

CONSENT AND REAFFIRMATION
Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Waiver, Consent and Eleventh Amendment to Credit Agreement (the "Amendment"; terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to Borrower's execution and delivery thereof; (iii) agrees to be bound by the terms of the Amendment, including Section 10 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Document to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned's acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Amendment.

PROS HOLDINGS, INC., a Delaware corporation
By:
Name:
Title:

PROS CPQ, INC., an Illinois corporation
By:
Name:
Title:

PROS TRAVEL COMMERCE, INC., a Delaware corporation
By:
Name:
Title: